UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2022

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Spear Street, First Floor

San Francisco, California 94105

(Address of Principal Executive Offices) (Zip Code)

(415) 390-2337

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange
Long-Term Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 13, 2022, Syniverse Corporation (“Syniverse”) and Twilio Inc. (“Twilio”) entered into an amendment (the “Second Amendment”) to that certain Framework Agreement filed as Exhibit 10.1 to Twilio’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 (the “Framework Agreement” and, as amended from time to time, including by the Second Amendment, the “Amended Framework Agreement”), pursuant to which certain terms, including those relating to the quantum of new debt Syniverse incurred and the allocation of certain expenses between subsidiaries of Syniverse, of the Framework Agreement were amended.

Other than as expressly modified pursuant to the Second Amendment, the Framework Agreement remains in full force and effect. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 16, 2022, Syniverse and Twilio issued a joint press release announcing the consummation of the transactions described under Item 8.01. A copy of the press release is hereby furnished pursuant to Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, along with Exhibit 99.1 attached hereto, are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 attached hereto is not intended to constitute a determination by Twilio that the information is material or that the dissemination of the information is required by Regulation FD.

Item 8.01.	Other Events.

On May 13, 2022, Syniverse and Twilio consummated the transactions contemplated by the Amended Framework Agreement, pursuant to which, among other actions, Twilio has made a minority investment of $750.0 million in Syniverse. In addition, in connection with the consummation of the transactions contemplated by the Amended Framework Agreement, Twilio and Syniverse entered into a wholesale agreement, pursuant to which Syniverse will process, route and deliver application-to-person (A2P) messages originating and/or terminating between Twilio customers and mobile network operators. The transaction occurred concurrently with Syniverse’s consummation of additional equity and debt financing and refinancing transactions with third parties as contemplated by the Amended Framework Agreement.

The foregoing description of the Amended Framework Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Framework Agreement which is incorporated herein by reference and by the Second Amendment attached hereto as Exhibit 2.1.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

2.1	Second Framework Agreement Letter Agreement

99.1	Press release dated May 16, 2022

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements.

This Current Report on Form 8-K may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding future events are based on Twilio’s current expectations and are necessarily subject to associated risks related to, among other things, negative effects relating to the consummation of the transaction on the market price of Twilio’s shares and/or the business relationships of the parties with third parties, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Twilio’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements included herein are made only as of the date hereof, and Twilio undertakes no obligation to revise or update any forward-looking statements for any reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

By:	/s/ Khozema Z. Shipchandler
Name:	Khozema Z. Shipchandler
Title:	Chief Operating Officer

Date: May 16, 2022